                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                 FORM 8-K/A-2



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported)  August 22, 1994
                                                  ---------------


                               Bird Corporation
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                Massachusetts
- --------------------------------------------------------------------------------
                State or other jurisdiction of incorporation)

            0-828                                            04-3082903
- -----------------------------                     -----------------------------
  (Commission File Number)                             (IRS Employer I.D. No.)


980 Washington St., Suite 120, Dedham, MA                             02026-6714
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (zip code)


                                (617) 461-1414
- --------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On August 22, 1994, Bird Corporation (the "Registrant") sold the assets of its distribution businesses to Wm. Cameron & Co. The assets sold comprise substantially all of the assets of Atlantic Building Products Corporation, Greater Louisville Aluminum, Inc., Southwest Roofing Supply, Inc., Southwest Express, Inc., and New York Building Products, Inc., all of which are currently wholly owned subsidiaries of Bird Incorporated, a subsidiary of the Registrant. The purchase price consisted of cash in the amount of approximately $24.2 million, including deferred payments held in escrow of $1.3 million and the assumption of certain liabilities of the selling companies.
The purchase price was subject to adjustment based on an audit of the book value of the acquired assets and assumed liabilities as of the closing date. The adjustment resulted in an increase in the purchase price of $1,897,000 which was paid to the Company on November 17, 1994.

         The foregoing description of this transaction is qualified in its entirety by reference to the Asset Purchase Agreement dated as of August 19, 1994, which is filed as an Exhibit to this Report.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      Pro Forma Financial Information.

         Consolidated Condensed Pro Forma Balance Sheet-June 30, 1994

         Consolidated Condensed Pro Forma Statement of Operations for the Year Ended December 31, 1993

         Consolidated Condensed Pro Forma Statement of Operations for the Six Months Ended June 30, 1994

         Notes to Consolidated Condensed Pro Forma Financial Statements

(c)      Exhibits.

         Asset Purchase Agreement dated as of August 19, 1994 between Bird Incorporated, Atlantic Building Products Corporation, Greater Louisville Aluminum, Inc., Southwest Roofing Supply, Inc., Southwest Express, Inc., New York Building Products, Inc., and Wm. Cameron & Co.





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
                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                               BIRD CORPORATION
                               ----------------
                                 (registrant)




Date  February 21, 1994                           By
      --------------------                            --------------------------
                                                      Joseph M. Grigelevich, Jr.
                                                      Vice President, Finance
                                                      and Administration





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
                               BIRD CORPORATION

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



The following unaudited balance sheet presents the financial position of the Company as of June 30, 1994 assuming the sale of the distribution business assets to Cameron and its subsidiaries had occurred on that date. In addition, the unaudited statements of operations that follow the balance sheet present the results of operations of the Company for the year ended December 31, 1993 and the six months ended June 30, 1994 assuming the sale of the distribution business assets had occurred immediately prior to commencement of the statement of operations period.

The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable in the circumstances. The unaudited pro forma consolidated financial information neither purports to represent what the Company's financial position or results of operations would actually have been if the sale to Cameron had occurred on January 1, 1993, January 1, 1994 or June 30, 1994 nor to project the company's financial position or results of operations for any future date or period.





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
                      BIRD CORPORATION AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                         June 30, 1994
                                                      ---------------------------------------------------

                                                                                    Pro Forma for Sale
(000) Omitted                                                                  of Distribution Businesses
                                                                                -------------------------
                                                      Historical  Adjustments   Adjustments      Adjusted
                                                      ----------  -----------   -----------      --------
Assets

Current Assets:
  Cash and equivalents                                  $2,189          $0             $0          $2,189
  Accounts and notes receivable                         45,767      (4,354)(5)    (11,808)         29,605
     Allowance for doubtful accounts                    (4,688)      1,091 (5)          0          (3,597)
  Inventories                                           24,038         (16)(5)    (11,305)         12,717
  Prepaid Expenses                                       3,696        (430)(5)       (161)          3,105
  Deferred income tax                                      170           0              0             170
                                                      --------     -------       --------         -------

               Total current assets                     71,172      (3,709)       (23,274)         44,189
                                                      --------     -------       --------         -------

Property, Plant and Equipment:
  Land and land improvements                             4,854        (473)(5)     (1,239)          3,142
  Buildings                                             14,466           0         (3,312)         11,154
  Machinery and equipment                               44,831     (11,673)(5)     (3,998)         29,160
  Construction in progress                               3,578        (155)(5)       (165)          3,258
                                                      --------     -------       --------         -------
                                                        67,729     (12,301)        (8,714)         46,714

  Less - Depreciation and amortization                  28,869      (2,747)(5)     (3,837)         22,285
                                                      --------     -------       --------         -------
                                                        38,860      (9,554)        (4,877)         24,429
                                                      --------     -------       --------         -------

Other investments                                        2,738        (156)(5)      1,132           3,714
Other assets and assets held for sale                      652       7,371 (5)          0           8,023
Deferred income tax                                      5,051           0              0           5,051
                                                      --------     -------       --------         -------

                                                      $118,473     ($6,048)      ($27,019)        $85,406
                                                      ========     =======       ========         =======




See Notes to Consolidated Pro Forma Financial Statements

                       BIRD CORPORATION AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                         June 30, 1994
                                                      ---------------------------------------------------

                                                                                    Pro Forma for Sale
(000) Omitted                                                                  of Distribution Businesses
                                                                                -------------------------
                                                      Historical  Adjustments   Adjustments      Adjusted
                                                      ----------  -----------   -----------      --------
Liabilities and Stockholders' Equity
Current Liabilities:
  Long-term debt, portion due within one year           $3,300          $0           ($30)(2)      $3,270
  Long-term debt in default, classified as current      48,280           0        (22,937)(2)      25,343
  Accounts payable and accrued expenses                 28,645      (2,010)(5)     (6,383)         20,252
  Retirement plan contributions payable                    752        (118)(5)       (158)            476
  Income taxes payable                                     537        (124)(5)          0             413
  Dividends Payable                                          0           0              0               0
  Liquidation Reserve                                    4,293      (3,796)(5)          0             497
                                                      --------     -------       --------         -------
               Total current liabilities                85,807      (6,048)       (29,508)         50,251
                                                      --------     -------       --------         -------

Long-term Debt, Portion Due After One Year               1,305           0              0           1,305
                                                      --------     -------       --------         -------
Other Liabilities                                        1,590           0           (188)          1,402
                                                      --------     -------       --------         -------
Deferred Income Taxes                                       23           0              0              23
                                                      --------     -------       --------         -------

Stockholders' Equity
  Preferred and Preference stocks at par value           1,396           0              0           1,396
  Common stock at par value                              4,337           0              0           4,337
  Other Stockholders' Equity                            24,015           0          2,677 (4)      26,692
                                                      --------     -------       --------         -------
                                                        29,748           0          2,677          32,425
                                                      --------     -------       --------         -------

                                                      $118,473     ($6,048)      ($27,019)        $85,406
                                                      ========     =======       ========         =======




See Notes to Consolidated Pro Forma Financial Statements


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
                       BIRD CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                           Twelve Months Ended
                                                            December 31, 1993
                                              -------------------------------------------
                                                            Pro Forma for Sale
                                                         of Distribution Business
                                                         ------------------------
                                              Historical      Adjustments (1)    Adjusted
                                              ----------      ---------------    --------
(000) Omitted (except share data)

Net Sales                                      $187,745            $99,395         $88,350
                                              ---------            -------       ---------
Costs and expenses:
  Cost of sales                                 151,664             83,320          68,344
  Selling, general and
   administrative expense                        32,716             14,493          18,223
  Net interest expense                            2,472              1,209           1,263
  Net discontinued business
   activities expense                               268                  0             268
  Equity losses from partnership                  2,625                  0           2,625
  Other (income) expense                          3,278                 67           3,211
                                              ---------            -------       ---------
    Total costs and expenses                    193,023             99,089          93,934
                                              ---------            -------       ---------

Earnings (loss) from continuing operations
  before income taxes                            (5,278)               306          (5,584)
Provision (benefit) for income taxes               (637)                 0            (637)
                                              ---------            -------       ---------

Earnings (loss) from continuing operations      ($4,641)              $306         ($4,947)

Cumulative Preferred and Preference
  dividends                                       1,536                              1,536
                                              ---------            -------       ---------
Earnings (loss) from continuing operations
  applicable to common stock                    ($6,177)              $306         ($6,483)
                                              =========            =======       =========

Earnings (loss) from continuing operations
  per common share:
  Primary                                        ($1.51)             $0.07          ($1.58)

Average number of shares used in primary
  earnings per share computation              4,097,999                          4,097,999





See Notes to Consolidated Pro Forma Financial Statements


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
                       BIRD CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                           Twelve Months Ended
                                                              June 30, 1994
                                              -------------------------------------------
                                                            Pro Forma for Sale
                                                         of Distribution Business
                                                         ------------------------
                                              Historical      Adjustments (1)    Adjusted
                                              ----------      ---------------    --------
(000) Omitted (except share data)

Net Sales                                       $95,349            $51,725         $43,624
                                              ---------            -------       ---------
Costs and expenses:
  Cost of sales                                  77,736             43,392          34,344
  Selling, general and
   administrative expense                        15,879              7,139           8,740
  Net interest expense                            2,526              1,250           1,276
  Net discontinued business
   activities expense                             1,261                  0           1,261
  Equity losses from partnership                  1,438                  0           1,438
  Other (income) expense                          1,387                 39           1,348
                                              ---------            -------       ---------
    Total costs and expenses                    100,227             51,820          48,407
                                              ---------            -------       ---------

Earnings (loss) from continuing operations
  before income taxes                            (4,878)               (95)         (4,783)
Provision (benefit) for income taxes                  0                  0               0
                                              ---------            -------       ---------

Earnings (loss) from continuing operations      ($4,878)              ($95)        ($4,783)

Cumulative Preferred and Preference
  dividends                                         768                                768
                                              ---------            -------       ---------
Earnings (loss) from continuing operations
  applicable to common stock                    ($5,646)              ($95)        ($5,551)
                                              =========            =======       =========

Earnings (loss) from continuing operations
  per common share:
  Primary                                        ($1.36)            ($0.02)         ($1.34)

Average number of shares used in primary
  earnings per share computation              4,150,599                          4,150,599





See Notes to Consolidated Pro Forma Financial Statements

                               BIRD CORPORATION
        NOTES TO CONSOLIDATED CONDENSED PRO FORMA FINANCIAL STATEMENTS




(1) All summary income statement pro forma adjustments assume the transactions giving rise to the adjustments were consummated immediately prior to the first day of the period presented; accordingly, no gain from the transaction is reflected in the income statement of the period presented. All summary balance sheet pro forma adjustments assume the transactions giving rise to the adjustments were consummated on the balance sheet date. The pro forma adjustments for the sale of the distribution business were calculated assuming borrowing rates ranging between 3% and 12% with respect to interest expense.

(2) Proceeds from the sale of the distribution business assets were used to reduce borrowings under the revolving credit agreement. These pro forma transactions were assumed to be completed on the first day of the period presented.

(3) Earnings per share appearing in the pro forma statement of operations for sale of the distribution business assets has been determined after deducting the dividend requirement of the Company's preferred and preference stock. Earnings(loss) per share are based on the weighted average number of common shares outstanding excluding common stock equivalents, if dilutive.

(4) The pro forma sale of the building materials distribution business assets assumes sales proceeds of $24.2 million including deferred payments held in escrow of $1.3 million, resulting in an anticipated gain of $2.7 million which is shown as an adjustment to stockholders equity and not reflected in the pro forma statement of operations.

(5) In June 1994, the Company and the Board of Directors agreed to sell its shares in BEGCI, the "off-site" environmental business, to the minority shareholders resulting in a write-down of approximately $9 million to its net estimated realizable value of $7.5 million. These adjustments reflect this decision and, accordingly, the net estimated realizable value is shown in other assets as "assets held for sale" on the June 30, 1994 pro forma consolidated balance sheet. In addition, the assets and liabilities of the entire environmental business segment are excluded from the adjusted pro forma balance sheet.





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